ORDINARY SHARES	12 Months Ended
Dec. 31, 2019
ORDINARY SHARES
ORDINARY SHARES

15. ORDINARY SHARES

The Group’s Amended and Restated Memorandum of Association authorizes the Group to issue 5,000,000,000 ordinary shares with a par value of US$0.00001 per share approximately. As of December 31, 2017,  2018 and 2019, the Group had 151,468,400,  162,672,800 and 195,191,000 ordinary shares issued and outstanding, respectively.

On December 30, 2017, according to the resolution of the board of directors, the Group approved the issuance of 9,894,500 ordinary shares at par value to three individuals who are members of the executive management and board of directors of the Group.

In connection with the above issuances, to provide anti‑dilution protection to the preferred shareholders, the board of director further approved the issuance of a total of 1,309,900 ordinary shares at par value to the Series A, B and C Preferred Shareholders. A deemed dividend of RMB103,550 was recorded based on a determined per share fair value of ordinary share at RMB82.10.These ordinary shares were subsequently issued on February 1, 2018.

In August 2019, the Company completed its initial public offering and issued 8,085,000 ADSs (representing 8,085,000 Class A ordinary shares). The net proceeds raised from initial public offering and from exercising the over-allotment option by the underwriters were RMB463,065 net of issuance cost of RMB31,776. Upon the completion of the initial public offering, the ordinary shares of the Company are classified as Class A and Class B and 195,191,000 ordinary shares outstanding then were designated to 128,228,600 Class A ordinary shares and 66,962,400 Class B ordinary shares, respectively. Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. Each Class A ordinary share is entitled to one vote, and each Class B ordinary share is entitled to five votes and is convertible into one Class A ordinary share at the option of the holder thereof.